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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


        Each director of GlobalMedia.com (the "Company"), whose signature appears below, hereby appoints L. James Porter as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Registration Statement on Form S-3 (the "Registration Statement"), and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement to become effective (including post-effective amendments), and to sign any and all such documents upon the advice of legal counsel to carry out the exercise and sale of the option shares, each such person hereby granting to such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that such attorney or his substitute may do by virtue hereof.

        This Power of Attorney has been signed by the following persons in the capacities indicated, on October 6, 2000.


SIGNATURE                              TITLE
---------                              -----

/s/ Michael Metcalfe                   Director
----------------------------------
Michael Metcalfe

/s/ Jeffrey Mandelbaum                 Chairman of the Board, President and
----------------------------------     Chief Executive Officer (Principal
Jeffrey Mandelbaum                     Executive Officer)

/s/ Robert Fuller                      Chief Operating Officer and Director
----------------------------------
Robert Fuller

/s/ Winston V. Barta                   Director, Vice President of Marketing
----------------------------------     and Business Development
Winston V. Barta

/s/ L. James Porter                    Director, Chief Financial Officer,
----------------------------------     Secretary and Vice President of Finance
L. James Porter                        and Administration (Principal Accounting
                                       Officer)

/s/ Jack MacDonald                     Director
----------------------------------
Jack MacDonald

/s/ Barr Potter                        Director
----------------------------------
Barr Potter

/s/ Gary Slaight
----------------------------------
Gary Slaight                           Director